UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

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Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Under Rule 14a-12

THE BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Bancorp, Inc.
405 Silverside Road
Wilmington, DE 19809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held June 15, 2005

To the Shareholders of THE BANCORP, INC.:

Notice is hereby given that the annual meeting (the “Meeting”) of shareholders of THE BANCORP, INC., a Delaware corporation (the “Company”), will be held at 1818 Market Street, 28th Floor, Philadelphia, PA 19103 on Wednesday, June 15, 2005 at 9:00 A.M., Philadelphia time, for the following purposes:

1.	To elect twelve directors to serve until the next annual meeting of shareholders in 2006.

2.	To adopt The Bancorp, Inc. 2005 Omnibus Equity Compensation Plan.

3.	To approve the selection of Grant Thornton LLP as independent public accountants for the Company for the fiscal year ending December 31, 2005.

4.	To transact such other business as may properly be brought before the Meeting and any adjournment, postponement or continuation thereof.

Only shareholders of record on the books of the Company at the close of business on April 25, 2005 will be entitled to notice of and to vote at the Meeting or any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection at the Meeting and at the offices of the Company at 1818 Market Street, 28th Floor, Philadelphia, PA 19103. The stock transfer books will not be closed.

SHAREHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ASSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS USE.

By order of the Board of Directors /s/ Martin F. Egan MARTIN F. EGAN, Secretary

Wilmington, Delaware
May 2, 2005

The Bancorp, Inc.
405 Silverside Road
Wilmington, DE 19809

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

GENERAL

Introduction

The annual meeting (the “Meeting”) of shareholders of The Bancorp, Inc. (the “Company”) will be held on Wednesday, June 15, 2005, at 9:00 A.M., Philadelphia time, at 1818 Market Street, 28th Floor, Philadelphia, PA 19103 for the purposes set forth in the accompanying notice. Only shareholders of record at the close of business on April 25, 2005 will be entitled to notice of and to vote at such Meeting.

This statement is furnished in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies from holders of the Company’s common stock, par value $1.00 per share (the “Common Shares”) and the Company’s Series A preferred stock, par value $.01 per share (the “Preferred Shares”), to be used at such Meeting, and at any and all adjournments thereof. Proxies in the accompanying form, properly executed and duly returned to the Company, and not revoked, will be voted at the Meeting and any and all adjournments thereof.

This proxy statement and the accompanying form of proxy will be sent on or about May 6, 2005 to shareholders of record as of April 25, 2005.

Revocation of Proxy

If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Company at its Wilmington address stated herein, by submitting a later dated proxy or by attending the Meeting and voting in person.

Expenses and Manner of Solicitation

The cost of soliciting proxies will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies either personally, by letter or by telephone. Such directors, officers and employees will not be specifically compensated for soliciting such proxies. The Company expects to reimburse banks, brokers, and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Shares.

VOTING AT THE MEETING

At the Meeting, only those holders of Common Shares and Preferred Shares at the close of business on April 25, 2005, the record date, will be entitled to vote. As of the record date, 12,238,499 Common Shares and 1,035,513 Preferred Shares were outstanding. Each holder is entitled to one vote per share on each matter of business properly brought before the Meeting. Shareholders do not have cumulative voting rights.

The presence at the Meeting in person or by proxy of holders of outstanding Common Shares and Preferred Shares entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum. In order to be elected as a director as described in Proposal 1 below, a nominee must receive a plurality of all the votes cast at the Meeting at which a quorum is present, which means that the nominees with the most votes are elected. The affirmative vote of the holders of at least a majority of the votes cast at the Meeting at which a quorum is present is required to approve the adoption of The Bancorp, Inc. 2005 Omnibus Equity Compensation Plan (the “Equity Plan”) as described in Proposal 2 below and to approve the selection of Grant Thornton LLP as the Company’s independent public accountants as described in Proposal 3 below. For any other matter which may properly come before the meeting, the affirmative vote of the holders of at least a majority of the votes cast at the Meeting at which a quorum is present is required, either in person or by proxy, for approval, unless otherwise required by law.

Any proxy not specifying to the contrary, and not designated as broker non-votes as described below, will be voted FOR:

•	the election of the directors;

•	the adoption of the Equity Plan; and

•	the approval of the selection of Grant Thornton LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005.

Should any matters not described above be properly presented at the meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the meeting or any adjournment, postponement in continuation thereof.

Common Shares and Preferred Shares represented at the Meeting in person or by proxy but not voted on one or more proposals will be included in determining the presence of a quorum, but will not be considered cast on any proposal on which they were not voted. A failure by brokers to vote Common Shares or Preferred Shares held by them in nominee name will mean that such Common Shares or Preferred Shares will not be counted for the purposes of establishing a quorum and will not be voted. If a broker does not receive voting instructions from the beneficial owner of Common Shares or Preferred Shares on a particular matter and indicates on the proxy delivered with respect to such shares that it does not have discretionary authority to vote on that matter, which is referred to as a broker “non-vote,” those shares will be considered as present for the purpose of determining whether a quorum exists, but will not be considered cast on any proposal on which they were not voted. Brokers who hold Common Shares or Preferred Shares in street name for customers generally have the discretion to vote those shares with respect to certain matters, including the election of directors and the approval of the selection of accountants, if they have not received instructions from the beneficial owners. However, these brokers generally do not have the discretion to vote those shares with respect to the adoption of equity compensation plans, such as the adoption of the Equity Plan described in Proposal 2 below, if they have not received instructions from the beneficial owners. With respect to the election of directors described in Proposal 1 below, votes that are withheld and broker “non-votes” will not be included in the vote. With respect to the adoption of the Equity Plan as described in Proposal 2 below, the approval of the selection of Grant Thornton LLP described in Proposal 3 below or with respect to any other matter properly brought before the Meeting requiring the affirmative vote of the holders of at least a majority of the votes cast at the Meeting at which a quorum is present, either in person or by proxy, for approval, (a) abstentions will be counted as votes cast on any matter and will have the effect of a vote against the relevant proposal and (b) broker “non-votes” will not be counted as votes cast on any matter, and will have no effect on the results of the votes with respect to such proposals and other matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the Company’s Common Shares and Preferred Shares owned as of April 25, 2005 by each of the Company’s directors and executive officers, all of the directors and executive officers as a group and other persons who beneficially own more than 5% of the outstanding voting securities. This information is reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage of any other person.

Beneficial owner	Common Shares(1)		Percent of class	Preferred Shares		Percent of class	Common Shares, assuming full conversion of Preferred Shares and exercise of options and/or warrants(2)	Percent of class

Directors(26)
Betsy Z. Cohen	1,228,673	(3)	9.68%	200,415	(4)	19.35%	1,429,088	10.41%
D. Gideon Cohen	496,026	(5)	3.94%	18,113		1.75%	514,139	3.77%
Walter T. Beach	251,334	(6)	2.05%	45,325	(7)	4.38%	296,659	2.23%
Michael J. Bradley	—		—	—		—	—	—
Matthew Cohn	8,674	(8)	*	1,207		*	9,881	*
William H. Lamb	98,920	(9)	*	24,927	(10)	2.41%	123,847	*
James J. McEntee III	107,615	(11)	*	2,293		*	109,908	*
Frank M. Mastrangelo	99,749	(12)	*	3,018	(13)	*	102,767	*
Linda Schaeffer	21,514	(14)	*	4,657		*	27,171	*
Joan Specter	4,374	(15)	*	—		*	4,374	*
Steven Stein	386,098	(16)	3.15%	86,789	(17)	8.38%	472,887	3.56%
Leon A. Huff	12,240	(18)	*	—		—	12,240	*

Executive Officers(26)
Arthur Birenbaum	49,323	(19)	*	603		*	49,926	*
Martin Egan	69,115	(20)	*	603		*	69,718	*
Donald F. McGraw, Jr.	36,995	(21)	*	1,630		*	38,585	*
Scott R. Megargee	50,940	(22)	*	3,018		*	53,958	*
All executive officers and directors as a group (15 persons)	2,921,550		21.89%	392,598		37.90%	3,3,14,148	23.04%

Other owners of 5% or more of outstanding shares
Goldman Sachs Asset Management, L.P.	1,189,614	(23)	9.61%	—		—	1,189,614	8.96%
Cramer Rosenthal McGlynn LLC	835,719	(24)	7.03%	—		—	835,719	6.30%
Wellington Management Company LLP	1,216,815	(25)	10.24%	—		—	1,216,815	9.16%

*	Less than 1%

(1)	Includes: (a) Common Shares and (b) Common Shares receivable upon exercise of options held by such person which are vested or will vest within 60 days of April 25, 2005.

(2)
Includes: (a) Common Shares and (b) Common Shares receivable upon conversion of Preferred Shares and upon exercise of warrants or options held by such person which are vested or will vest within 60 days of April 25, 2005.

(3)
Includes: (a) 277,004 Common Shares held by Solomon Investment Partnership, L.P. of which Mrs. Cohen and her spouse are the sole limited partners and the sole shareholders, officers and directors of the corporate general partner; (b) options to purchase 451,241 Common Shares; (c) 177,142 shares owned by the Resource America, Inc. Supplemental Employee Retirement Plan trust (the “RAI SERP”), of which Mrs. Cohen’s spouse is the beneficiary; and (d) 323,286 Common Shares owned by Resource America, of which Mrs. Cohen’s spouse is chairman. Mrs. Cohen disclaims beneficial ownership of the shares owned by the RAI SERP and Resource America.

(4)
Includes: (a) 68,834 Preferred Shares owned directly, (b) 46,577 Preferred Shares owned by the RAI SERP, and (c) 85,004 Preferred Shares owned by Resource America. Mrs. Cohen disclaims beneficial ownership of the shares owned by the RAI SERP and Resource America.

(5)	Includes: (a) 129,701 Common Shares held directly, (b) options to purchase 366,241 Common Shares and (c) 84 Common Shares held in a 401(k) plan account for the benefit of Mr. Cohen.

(6)
Includes: (a) 75,000 Common Shares owned directly, (b) options to purchase 2,874 Common Shares, (c) 108,390 Common Shares held by a grantor retained annuity trust, of which Mr. Beach is a beneficiary, (d) 19,642 Common Shares held by Clear View Investment Fund, L.P., of which Mr. Beach is a partner as well as the sole member of the general partner, (e) 35,428 Common Shares held by Mill Creek Investment Partners, L.P., of which Mr. Beach is a co-member/manager of the general partner, and (f) 10,000 Common Shares held by Garden Lane Investment Fund, Limited, of which Mr. Beach is a co-member/manager of the general partner.

(7)
Includes: (a) 30,189 Preferred Shares held directly, (b) 5,821 Preferred Shares held by Clear View Investment Fund, L.P., of which Mr. Beach is a partner as well as the sole member of the general partner, and (c) 9,315 Preferred Shares held by Mill Creek Investment Partners, L.P., of which Mr. Beach is a co-member/manager of the general partner.

(8)	Includes: (a) 4,300 Common Shares held directly and (b) options to purchase 4,374 Common Shares.

(9)	Includes: (a) 84,046 Common Shares held directly, (b) 12,000 Common Shares held in trusts for the benefit of members of Mr. Lamb’s immediate family and (c) options to purchase 2,874 Common Shares.

(10)	Includes: (a) 21,909 Preferred Shares held directly and (b) 3,018 Preferred Shares held in trusts for the benefit of Mr. Lamb’s immediate family.

(11)	Includes: (a) 90,366 Common Shares held directly and (b) options to purchase 17,249 Common Shares.

(12)
Includes: (a) 12,875 Common Shares held directly, (b) 1,787 Common Shares held by the Individual Retirement Account (“IRA”) of Mr. Mastrangelo’s spouse, (c) options to purchase 84,998 Common Shares and (d) 89 Common Shares held in a 401(k) plan account for the benefit of Mr. Mastrangelo. Mr. Mastrangelo disclaims beneficial ownership to the shares held by his spouse’s IRA.

(13)	All such Preferred Shares are held in Mr. Mastrangelo’s IRA.

(14)
Includes: (a) 17,714 Common Shares held directly (b) 2,300 Common Shares held by the IRA of Ms. Schaeffer’s spouse and (c) options to purchase 1,500 Common Shares. Ms. Schaeffer disclaims beneficial ownership to the shares held by her spouse’s IRA.

(15)	Consists entirely of options to purchase 4,374 Common Shares.

(16)
Includes: (a) 28,750 Common Shares held directly, (b) 306,331 Common Shares held by Financial Stocks Private Equity Fund 1998, L.P. and (b) 51,017 Common Shares held by Financial Stocks, Inc. Mr. Stein is a principal of Financial Stocks, Inc. and an affiliate of Financial Stocks Private Equity Fund. Financial Stocks, Inc. is the general partner of Financial Stocks Private Equity Fund.

(17)	Includes: (a) 72,454 Preferred Shares owned by Financial Stocks Private Equity Fund and (b) 14,335 Preferred Shares owned by Financial Stocks, Inc.

(18)	Includes: (a) 9,370 Common Shares held directly, and (b) options to purchase 2,874 Common shares.

(19)
Includes: (a) 3,300 Common Shares held directly, (b) options to purchase 44,749 Common Shares (c) options to purchase 1,149 Common Shares held by Mr. Birenbaum’s spouse and (d) 125 common shares held in a 401(k) plan account for the benefit of Mr. Birenbaum.

(20)
Includes: (a) 3,725 Common Shares held directly, (b) 1,000 Common Shares held by Mr. Egan’s wife, (c) 575 Common Shares held by the IRA of Mr. Egan’s spouse, (d) options to purchase 63,748 Common Shares and (e) 67 Common Shares held in a 401(k) plan account for the benefit of Mr. Egan. Mr. Egan disclaims beneficial ownership to the shares held by his spouse’s IRA.

(21)	Includes: (a) 15,887 Common Shares held directly, (b) options to purchase 20,999 Common Shares and (c) 69 Common Shares held in a 401(k) plan account for the benefit of Mr. McGraw.

(22)
Includes: (a) 7,525 Common Shares held directly, (b) 4,830 Common Shares held by Mr. Megargee’s mother, (c) options to purchase 38,499 Common Shares and (d) 86 Common Shares held in a 401(k) plan account for the benefit of Mr. Megargee.

(23)	Based solely on a Form 13G filed by Goldman Sachs Asset Management, L.P. on April 11, 2005. The address of Goldman Sachs Asset Management is 32 Old Slip, New York, NY 10005.

(24)	Based solely on a Form 13G filed by Cramer Rosenthal McGlynn, LLC. The address of Cramer Rosenthal McGlynn is 520 Madison Avenue, New York, NY 10022.

(25)	Based solely on a Form 13G filed by Wellington Management Company LLP. The address of Wellington Capital Management is 75 State Street, Boston, MA 02109.

(26)	The address for all of our directors and executive officers is 405 Silverside Road, Wilmington, DE 19809.

PROPOSAL 1. ELECTION OF DIRECTORS

Directors

The By-Laws of the Company provide that the number of directors shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors at twelve. All directors are elected for a term of one year or until their successors are elected and qualified. The Board of Directors, upon the recommendation of its Nominating and Governance Committee, has nominated Betsy Z. Cohen, D. Gideon Cohen, Walter T. Beach, Michael J. Bradley, Matthew Cohn, Leon A. Huff, William H. Lamb, Frank M. Mastrangelo, James J. McEntee III, Linda Schaeffer, Joan Specter and Steven Stein for election at the Meeting for a term to expire at the 2006 annual meeting or until their successors are elected or appointed.

It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote for the election of all of the current directors. Should any of the nominees become unable or refuse to accept nomination or election as a director, the persons named as proxies intend to vote for the election of such other person as the Nominating and Governance Committee of the Board of Directors may recommend. The Board of Directors knows of no reason why any of the nominees might be unable or refuse to accept nomination or election.

Information is set forth below regarding the principal occupation of each nominee. There are no family relationships among the directors, nominees and executive officers of the Company, except that D. Gideon Cohen, who is currently the Chairman of the Board of Directors and the Chairman of the Executive Committee of the Board of Directors is the son of Betsy Z. Cohen, a director and the Chief Executive Officer of the Company.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees named in Proposal 1.

Names of Directors, Principal Occupations and Other Information

Betsy Z. Cohen, age 63, has been Chief Executive Officer of both the Company and its wholly-owned subsidiary, The Bancorp Bank (the “Bank”) since September 2000 and Chairman of the Bank since November 2003. She has been the Chairman and Chief Executive Officer of RAIT Investment Trust, a real estate investment trust (“RAIT”), since its formation in August 1997. Mrs. Cohen served as a director of Hudson United Bancorp (a bank holding company), the successor to JeffBanks, Inc., from December 1999 until July 2000 and as the Chairman of the Jefferson Bank Division of Hudson United Bank (Hudson United Bancorp’s banking subsidiary) from December 1999 through March 2000. Before the merger of JeffBanks, Inc. with Hudson United Bancorp in December 1999, Mrs. Cohen had been Chairman and Chief Executive Officer of JeffBanks, Inc. since its inception in 1981 and also served as Chairman and Chief Executive Officer of each of its subsidiaries, Jefferson Bank, which she founded in 1974, and Jefferson Bank New Jersey, which she founded in 1987. From 1985 until 1993, Mrs. Cohen was a director of First Union Corp. of Virginia (a bank holding company) and its predecessor, Dominion Bancshares, Inc. In 1969, Mrs. Cohen co-founded a commercial law firm and served as a senior partner until 1984. Mrs. Cohen is also a director of Aetna, Inc. (an insurance company) and is a trustee of Corporate Office Properties Trust (a real estate investment trust). See “Certain Relationships and Related Party Transactions” regarding RAIT.

D. Gideon Cohen, age 35, has been the Chairman of the Company and Chairman of the Company’s Executive Committee of the Board of Directors since its inception in 1999. From 1999 to September 2000 he served as the Company’s Chief Executive Officer. Mr. Cohen is Vice-Chairman of the Bank’s Board of Directors and Chairman of its Executive Committee. He had previously been Chairman of the Bank’s Board of Directors from September 2000 to November 2003 and, from July 2000 to September 2000, had been the Bank’s Chief Executive Officer. Mr. Cohen has been the Chief Executive Officer of Cohen Brothers Financial, LLC and its subsidiary, Cohen Bros. & Company, an investment banking and securities brokerage firm (together, “Cohen Bros.”), since September 2001. From 1995 until September 2000, Mr. Cohen held senior executive positions with Resource America, Inc., a publicly-held proprietary asset management company in the energy, real estate, equipment leasing and financial services sectors. Mr. Cohen is also a director and Chairman of the Board of TRM Corporation, a publicly-held provider of public access ATM and copier machines (“TRM”). See “Certain Relationships and Related Party Transactions” regarding Cohen Bros. and TRM.

Walter T. Beach, age 38, has been a director of both the Company and the Bank since 1999. Mr. Beach has been the Managing Director of Beach Investment Counsel, Inc., an investment management firm, since 1997. From 1993 to 1997, Mr. Beach was a Senior Analyst and Director of Research at Widmann, Siff and Co., Inc., an investment management firm, where he was, beginning in 1994, responsible for the firm’s investment decisions for its principal equity product. From 1992 to 1993, he was an associate and financial analyst at Essex Financial Group, a consulting and merchant banking firm. From 1991 to 1992 he was an analyst at Industry Analysis Group, an industry and economic consulting firm.

Michael J. Bradley, age 60, has been a director of the Company since February 2005. Mr. Bradley has been a co-owner and Managing Director of BF Healthcare, Inc., a supplier of physician services to hospitals and assisted living facilities, since 1994. Mr. Bradley has served on the Board of Directors of Resource America, Inc., a publicly-held proprietary asset management company in the energy, real estate, equipment leasing and financial services sectors, since March 2005 and SourceCorp., a provider of business process outsourcing solutions, since 1996. Mr. Bradley has also served on the Managing Board of Atlas Pipeline Partners GP, LLC, a publicly-held oil and gas pipeline company, since 2004. From 1988 to 1998, Mr. Bradley served as Chairman of First Executive Bank, and from 1998 to 2003 he served as Vice Chairman of First Republic Bank.

Matthew Cohn, age 35, has been a director of both the Company and the Bank since 1999. Mr. Cohn is the founder, in 1994, and president of the ASI Show!, a producer of trade shows in Chicago, Las Vegas, Orlando and Dallas. In addition, since 1992, Mr. Cohn has been the president of the Medical Data Institute, a medical data base publisher, and the president and founder of ASI Transact, a company providing order management and e-commerce exchange systems for the advertising specialty industry. Mr. Cohn serves on the board of the Society of Independent Show Organizers and the Client Advisory Board for the Chicago Convention and Visitors Bureau.

Leon A. Huff, age 63, has been a director of the Company since October 2004 and a director of the Bank since December 2003. Mr. Huff is the co-founder and Vice-Chairman of Gamble-Huff Music (Philadelphia International Records), a record production company. Mr. Huff is a nationally-known producer, songwriter and performer. He has won Grammy and BMI songwriter awards, has been inducted into the National Academy of Songwriters Hall of Fame and the Philadelphia Music Foundation’s Walk of Fame, and has received the Trustees Award from the National Academy of Recording Arts and Sciences.

William H. Lamb, age 65, has been a director of both the Company and the Bank since January 2004. Mr. Lamb has been a senior partner in Lamb, Windle & McErlane, P.C., a law firm, since January 2004 and from January 1971 to January 2003. From January 2003 through January 2004, Mr. Lamb served as a Justice of the Pennsylvania Supreme Court. Mr. Lamb served as a director and corporate secretary of JeffBanks, Inc. and Jefferson Bank until their acquisition by Hudson United Bank in November 1999.

Frank M. Mastrangelo, age 37, has been the President, Chief Operating Officer and a director of both the Company and the Bank since 1999. From 1995 through 1999 he was a Senior Vice President and the Chief Technology Officer for Jefferson Bank. From 1993 to 1995, he was an Assistant Vice President and systems specialist with PNC Bank, Family Wealth Management Division. From 1993 to 1994, he was a technical representative for ROI Computer Services, Inc. and, from 1988 to 1993, a systems manager for The Annenberg Foundation.

James J. McEntee III, age 47, has been a director of both the Company and the Bank since September 2000. Mr. McEntee has been the Chief Operating Officer of Cohen Bros. since March 2003. Mr. McEntee was a principal in Harron Capital, L.P., a media and communications venture capital fund, from 1999 to September 2002. From 1990 through 1999, Mr. McEntee was a shareholder at Lamb, Windle & McErlane, P.C., and from 2000 until 2004 was of counsel to Lamb, Windle & McErlane. Mr. McEntee is a director of Pegasus Communications Corporation, a publicly held provider of communications and other services, and of several other private companies. See “Certain Relationships and Related Party Transactions” regarding Cohen Bros.

Linda Schaeffer, age 41, has been a director of the Company since 1999. Ms. Schaeffer has been President of the General Partner of SLS Associates, a real estate investment and management partnership, and a certified public accountant in private practice since 1997. From 1990 to 1997 she was the President of JMLS Enterprises, Inc., d/b/a Computertots, a company specializing in computer education.

Joan Specter, age 71, has been a director of both the Company and the Bank since 1999. Ms. Specter is a member of the boards of directors of numerous businesses, educational and charitable organizations, including Ridgeway Philips Company, a provider of home healthcare, Chestnut Hill College, University of the Arts, Medical College of Pennsylvania, the Reading Terminal, operator of the Reading Terminal Market, the Philadelphia Cultural Fund and the Greater Philadelphia Urban Affairs Coalition. From 1980 through 1996, she was city councilwoman at-large for the City of Philadelphia.

Steven Stein, age 49, has been a director of both the Company and the Bank since September 2000. Mr. Stein has been a principal of Financial Stocks, Inc., an investment management firm which specializes in investments in mid-size financial institutions, since 1995.

CORPORATE GOVERNANCE

Information Concerning the Board of Directors

The Company’s Common Shares are listed on the Nasdaq National Market (“NASDAQ”) under the symbol “TBBK” and the Company is subject to the listing standards set forth by the National Association of Securities Dealers (“NASD”) applicable thereto. The Board of Directors has determined that Mr. Beach, Mr. Bradley, Mr. Cohn, Mr. Huff, Mr. Lamb, Ms. Specter and Mr. Stein each meet the definition of an independent director set forth in the listing standards. In making these determinations, the Board of Directors reviewed information from each of these directors concerning all their respective relationships with the Company and analyzed the materiality of those relationships.

The Board of Directors held a total of 7 meetings during fiscal 2004. During fiscal 2004, all directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which the director had been a director and (b) the total number of meetings held by all committees of the Board of Directors on which the director served during the periods that the director served. It is the policy of the Board of Directors that all directors attend the annual meeting of shareholders of the Company, if practicable.

A shareholder who wishes to communicate with the Board of Directors may do so by sending his or her correspondence to the Secretary of the Company at 405 Silverside Road, Wilmington, DE 19809. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication.” All such letters must identify the author as a shareholder of the Company and clearly state whether the intended recipients are all or individual members of the Board. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors. The Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Business Conduct”) for the Company’s directors, officers and employees intended to satisfy NASD listing standards applicable to NASDAQ and the definition of a “code of ethics” set forth in Item 406 of Regulation S-K. A copy of the Code of Business Conduct is available on the Company’s website at www.thebancorp.com. A copy of the Code of Business Conduct may also be obtained, free of charge, by writing to The Bancorp, Inc., 1818 Market Street, 28th Floor, Philadelphia, PA 19103, Attention: Investor Relations.

Board Committees

The Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating and Governance Committee. The committees on which directors serve, the chairman of each committee, and the number of meetings held during 2004 are set forth below.

Board Member	Audit	Compensation	Nominating and Governance	Executive

Betsy Z. Cohen				X
D. Gideon Cohen				Chairman
Walter T. Beach	X	Chairman
Michael J. Bradley	X
Matthew Cohn	Chairman		X
William H. Lamb	X	X	Chairman
Frank M. Mastrangelo				X
Joan Specter		X	X
Meetings held in 2004	5	1	1	2

Audit Committee

The Audit Committee is appointed by the Board of Directors to assist Board of Director oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Company’s internal audit function and independent auditors. The Audit Committee also prepares the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement. The Audit Committee has adopted the audit and non-audit services pre-approval guidelines attached as Appendix A to this Proxy Statement.

On February 1, 2005, Mr. Bradley was appointed to the Audit Committee and Mr. Lamb resigned from the Audit Committee. As of April 20, 2005, the Board of Directors determined that Mr. Beach, Mr. Bradley and Mr. Cohn meet the independence standards for audit committee members set forth in the NASD listing standards applicable to NASDAQ, as well as those set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has also determined that Mr. Beach qualifies as an “audit committee financial expert” as that term is defined in applicable rules and regulations under the Exchange Act.

The Company has adopted a written charter for the Audit Committee. The Audit Committee Charter is attached as Appendix B to this Proxy Statement and is also available on the Company’s website at www.thebancorp.com. A copy of the Audit Committee Charter may also be obtained, free of charge, by writing to The Bancorp, Inc., 1818 Market Street, 28th Floor, Philadelphia, PA 19103, Attention: Investor Relations.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as amended (the “2004 Annual Report on Form 10-K”):

(1)	the Audit Committee reviewed and discussed the audited financial statements to be included in the 2004 Annual Report on Form 10-K with the Company’s management;

(2)
the Audit Committee discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), the matters required to be discussed by Statement of Accounting Standards 61;

(3)
the Audit Committee received and reviewed the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Grant Thornton the independence of Grant Thornton and satisfied itself as to Grant Thornton’s independence; and

(4)
based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the 2004 Annual Report on Form 10-K.

The Audit Committee of the Board of Directors of the Company has provided this report. This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, and the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee of the Board of Directors: Matthew Cohn, Chairman Walter T. Beach William H. Lamb

Compensation Committee

The Compensation Committee is appointed by the Board of Directors to have direct responsibility for approving the compensation of the Chief Executive Officer and certain other officers and the non-management directors of the Company as described in “Compensation Committee Report on Executive Compensation” below. At all times during 2004, the Compensation Committee has had direct responsibility for (a) administering the Company’s equity-based compensation plans and (b) reviewing any extraordinary compensatory payments to any employee of the Company.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was formerly an officer of the Company or any of its subsidiaries or was, during fiscal 2004, an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company was a director of another entity, any of whose executive officers served on the Company’s Compensation Committee. No executive officer of the Company was a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, any of whose executive officers served on the Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation

In 2004 the Compensation Committee set the compensation for the Company’s Chief Executive Officer, President, Chief Financial Officer and Chairman, as well as the compensation for the non-management directors.

The Company seeks to offer competitive compensation to attract, motivate, retain and reward executive officers. It does this principally through base salaries and, to a significantly lesser extent, bonuses. It determines base salaries with a view to prevailing compensation trends in the industry for similarly situated persons and banking institutions. It uses cash bonuses to provide incentives to executive officers and others in relation to specific projects or strategic goals, or with respect to additional responsibilities assumed. The Company’s compensation decisions are discretionary and are based upon subjective factors. It does not use a mathematical or similar objective formula to determine any compensation package. In order to encourage decision-making that maximizes long-term shareholder value, the Company has adopted a stock option plan to provide long-term equity-based incentives.

     Chief Executive Officer Compensation

The Compensation Committee annually reviews the Company’s performance, evaluates the Chief Executive Officer’s contributions to that performance and sets the Chief Executive Officer’s compensation level based on this evaluation, the other factors discussed below and in accordance with the terms of the Chief Executive Officer’s employment agreement with the Company. In determining the long-term incentive component of Chief Executive Officer compensation, the Compensation Committee considers the Company’s performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years. The Chief Executive Officer’s salary and bonus for 2004 were set by the Compensation Committee based, in part, by the success of the initial public offering of the Bank.

     No Incorporation By Reference

The Compensation Committee of the Board of Directors of the Company has provided this report. This report and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Members of the Compensation Committee: Walter T. Beach, Chairman William H. Lamb Joan Specter

Nominating and Governance Committee

The Nominating and Governance Committee is appointed by the Board of Directors to (a) assist the Company and the Board of Directors in maintaining an effective and knowledgeable Board of Directors, including assisting the Board of Directors by identifying individuals qualified to become directors and recommending to the Board of Directors the director nominees for the next annual meeting of shareholders and the directors to be appointed to each committee, and (b) develop and recommend for the Board of Director’s consideration governance guidelines for the Company. All of the members of this committee have been determined by the Board of Directors to be independent under applicable NASD listing standards.

The Nominating and Governance Committee will consider candidates for nomination as a director recommended by shareholders, directors, officers, third party search firms and other sources. In evaluating candidates, the Nominating and Governance Committee considers the attributes of the candidate (including skills, experience, diversity, age, and legal and regulatory requirements) and the needs of the Board of Directors, and will review all candidates in the same manner, regardless of the source of the recommendation. The Nominating and Governance Committee will consider individuals recommended by shareholders for nomination as a director in accordance with the procedures described under “Shareholder Proposals and Nominations.”

The Nominating and Governance Committee has not adopted specific, minimum qualifications or specific qualities or skills that must be met by a Nominating and Governance Committee-recommended nominee. The Nominating and Governance Committee seeks to insure that the membership of the Board of Directors and each committee of the Board of Directors satisfies all relevant listing standard requirements of NASD and applicable laws and regulations and all requirements of the Company’s governance documents. The Nominating and Governance Committee seeks to achieve a mixture of skills which are all related to the Company’s business. The nature of the specific qualifications, qualities or skills that the Nominating and Governance Committee may look for in any particular director nominee is dependent on the qualifications, qualities and skills of the rest of the directors at the time of any vacancy on the Board of Directors.

The Company has adopted a written charter for the Nominating and Governance Committee. The Nominating and Governance Committee Charter is available on the Company’s website at www.thebancorp.com. A copy of the Nominating and Governance Committee Charter may also be obtained, free of charge, by writing to The Bancorp, Inc., 1818 Market Street, 28th Floor, Philadelphia, PA 19103, Attention: Investor Relations.

Executive Committee

The Executive Committee has the delegated authority to act in lieu of the Company’s Board of Directors in between meetings of the Board.

PROPOSAL 2. 2005 OMNIBUS EQUITY COMPENSATION PLAN

On January 26, 2005, the Compensation Committee recommended, and the Board of Directors adopted, subject to shareholder approval at the Meeting, the adoption of a new equity compensation plan: The Bancorp, Inc. 2005 Omnibus Equity Compensation Plan.

The material features of the Equity Plan are summarized below. A copy of the full text of the Equity Plan is attached to this Proxy Statement as Appendix C. This summary of the Equity Plan is not intended to be a complete description of the Equity Plan and is qualified in its entirety by the actual text of the Equity Plan to which reference is made.

The Board of Directors has directed that the proposal to adopt the Equity Plan be submitted to the Company’s shareholders for their approval at the Meeting. The Board of Directors believes that the adoption of the Equity Plan by the shareholders will further the Company’s compensation structure and strategy. The Company’s ability to attract, retain and motivate top quality management, employees, non-employee directors and consultants is material to the Company’s success, and the Board of Directors has concluded that this would be enhanced by the proposed amendment and restatement of the Equity Plan. In addition, the Board of Directors believes that the interests of the Company and its shareholders will be advanced if the Company can offer its employees, non-employee directors and consultants the opportunity to acquire or increase their proprietary interests in the Company. The closing price for our Common Shares as quoted by NASDAQ on April 25, 2005 was $13.97 per share.

The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

Material Features of the Equity Plan

General.     The Equity Plan provides for the grant of nonqualified options, incentive stock options, stock appreciation rights (“SARs”), stock units, performance shares, stock awards, dividend equivalents, and other stock-based awards, as described more fully below. The Common Shares may be authorized but unissued Common Shares or reacquired Common Shares, including Common Shares purchased by the Company on the open market for purposes of the Equity Plan. If and to the extent options or SARs granted under the Equity Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any share awards, units, dividend equivalents or other share-based awards are forfeited or terminated, or otherwise not paid in full, the Common Shares subject to such grants which have not been issued will again be available for purposes of the Equity Plan. Common Shares surrendered in payment of the option price of an option or withheld for purposes of satisfying the Company’s minimum tax withholding obligations with respect to grants under the Equity Plan will again be available for issuance or transfer under the Equity Plan. To the extent that any grants are paid in cash, and not in Common Shares, any Common Shares previously reserved for issuance or transfer pursuant to such grants will again be available for issuance or transfer under the Equity Plan.

The Equity Plan provides for the authorization for issuance of up to 1,000,000 Common Shares. This number is subject to adjustment in certain circumstances as described below. The maximum aggregate number of Common Shares with respect to which all grants, other than dividend equivalents, may be made under the Equity Plan to any individual during any calendar year will be 500,000 Common Shares, subject to adjustment as described below. The maximum aggregate number of Common Shares with respect to which all grants, other than options, SARs and dividend equivalents, that may be made under the Equity Plan to any individual in any calendar year will be 250,000 Common Shares, subject to adjustment as described below. A grantee may not accrue dividend equivalents during any calendar year in excess of $1 million. These individual limits apply without regard to whether the grants are to be paid in Common Shares or in cash. All cash payments (other than dividend equivalents) will equal the fair market value of the Common Shares to which the cash payment relates on the date of grant.

Administration.     The Equity Plan is administered and interpreted by the Compensation Committee. Ministerial functions relating to the Equity Plan may be performed by employees designated with such authority by the Compensation Committee. The Compensation Committee has the authority to (a) designate the employees and consultants who are eligible to participate in the Equity Plan; (b) make grants provided in the Equity Plan in such form and amount as the Compensation Committee determines; (c) impose such limitations, restrictions and conditions upon any such grant as the Compensation Committee deems appropriate; and (d) interpret the Equity Plan and any grant, adopt, amend and rescind rules and regulations relating to the Equity Plan and any grant, and make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Equity Plan. No member of the Compensation Committee will be liable for any action taken or decision made in good faith relating to the Equity Plan or any grant thereunder. Grants made to non-employee directors of the Company will be made by the Board of Directors. For purposes of this Proposal 2, the Compensation Committee and Board of Directors shall collectively be referred to as the “Committee.”

Eligibility for Participation.     All of the employees (including officers and employees who are directors) of the Company and any subsidiary of the Company will be eligible for grants under the Equity Plan. In addition, non-employee directors and consultants who perform bona fide services for the Company will be eligible to participate in the Equity Plan.

     Types of Awards.

Stock Options

The Committee may grant stock options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so-called “nonqualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs and NQSOs. Anyone eligible to participate in the Equity Plan may receive a grant of NQSOs. Only employees of the Company or a subsidiary may receive a grant of ISOs.

The Committee will fix the exercise price per share on the date of grant. The exercise price of any option granted under the Equity Plan may not be less than the fair market value of the underlying Common Shares on the date of grant. However, if the grantee of an ISO is a person who holds more than ten percent of the total combined voting power of all classes of outstanding shares of the Company, the ISO exercise price per share must be at least 110% of the fair market value of a Common Share on the date of grant. To the extent that the aggregate fair market value of Common Shares, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

The Committee determines the term of each option; provided, however, that the term may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding shares of the Company, may not exceed five years from the date of grant. The vesting period for options commences on the date of grant and ends on such date as is determined by the Committee, in its sole discretion, which is specified in the grant agreement. The Committee may accelerate the exercisability of options at any time for any reason and may also provide that options will become exercisable before the date they become vested. The Committee will also determine the period, if any, after a grantee terminates employment or service during which vested options will remain exercisable. A grantee may exercise an option by delivering notice of exercise to the Company or its designated agent. The grantee will pay the exercise price and any withholding taxes for the option: (a) in cash or by certified check, (b) with the approval of the Committee, by delivering Common Shares already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, (c) in cash, on the settlement date that occurs after the exercise date specified in the notice of exercise, provided that the grantee exercises the option through an irrevocable agreement with a registered broker and the payment is made in accordance with the procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (d) by such other method as the Committee may approve, to the extent permitted by applicable law.

SARs

The Committee may grant SARs to any employee or non-employee director. Each SAR shall represent the right of the grantee to receive, upon settlement of the SAR, Common Shares or cash equal to the amount by which the fair market value of the shares on the date of exercise exceeds the base amount of the SAR. Such payment to the grantee will be in cash, in Common Shares, or in a combination of cash and Common Shares, as determined by the Committee. The Compensation Committee will determine the period when SARs vest and become exercisable, the base amount for SARs and whether SARs will be granted in connection with, or independently of, any options. The Committee may grant SARs to anyone eligible to participate in the Equity Plan.

Stock Units

The Committee may grant stock units to any employee or non-employee director. Each stock unit provides the grantee with the right to receive a Common Share or an amount based on the value of a Common Share at a future redemption date. The Committee determines the number of stock units that will be granted, whether stock units will become redeemable if specified performance goals or other conditions are met, or under other circumstances, and the other terms and conditions applicable to the stock units. Stock units may be paid at the end of a specified period or deferred to a date authorized by the Committee. If a stock unit becomes redeemable, it will be paid to the grantee in cash, in Common Shares, or in a combination of cash and Common Shares, as determined by the Committee.

Performance Shares

The Committee may grant performance shares to any employee or non-employee director. Each performance share provides the grantee with the right to receive a Common Share or an amount based on the value of a Common Share at a future redemption date, if specific performance goals are met. The Committee determines the number of performance shares to be granted and establishes the performance goals to be met and any other conditions for payment of performance shares. Performance shares may be paid at the end of a specified period or deferred to a date authorized by the Committee. If a performance share becomes redeemable, it will be paid to the grantee in cash, in Common Shares, or in a combination of cash and Common Shares, as determined by the Committee.

Stock Awards

The Committee may grant stock awards to any employee or non-employee director. Stock awards are an award of Common Shares, subject to certain terms and conditions specified by the Committee. The Committee may require that grantees pay consideration for the stock awards and may impose restrictions on the share awards. If restrictions are imposed on stock awards, the Committee will determine whether they will lapse over a period of time or according to such other criteria as the Committee determines appropriate. The Committee determines the number of Common Shares subject to the grant of stock awards and the other terms and conditions of the grant. The Committee will determine to what extent and under what conditions grantees will have the right to vote Common Shares and to receive dividends or other distributions paid on such shares during the restriction period. The Committee may determine that a grantee’s entitlement to dividends or other distributions with respect to stock awards will be subject to the achievement of performance goals or other conditions.

Dividend Equivalents

The Committee may grant dividend equivalents to anyone eligible to participate in the Equity Plan. Dividend equivalents are the right to receive an amount equal to the value of dividends paid on the Common Shares, as if the grant under the Equity Plan were Common Shares at the time of the dividend. Dividend equivalents may be granted in connection with any grants under the Equity Plan and are payable in cash or Common Shares and may be paid currently or accrued as contingent obligations. The Committee may provide that dividend equivalents will be payable based on the achievement of specific performance goals. The terms and conditions of dividend equivalents are determined by the Committee.

Other Stock-Based Awards

The Committee may grant other share-based awards, which are awards that are based on, measured by or payable in Common Shares to any grantee, on such terms and conditions as the Committee will determine. Other stock-based awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Common Shares or any combination of the two, as the Committee will determine in the grant agreement.

Qualified Performance-Based Compensation.     The Equity Plan provides that the Committee may determine that units, stock awards, dividend equivalents or other stock-based awards granted to an employee will constitute “qualified performance-based compensation” under Section 162(m) of the Code. See “Federal Income Tax Consequences” below for a discussion of Section 162(m) of the Code.

When units, stock awards, dividend equivalents or other stock-based awards that are to constitute “qualified performance-based compensation” are granted, the Committee establishes (a) the objective performance goals that must be met, (b) the period during which performance will be measured, (c) the maximum amounts that may be paid if the performance goals are met, and (d) any other conditions that the Committee deems appropriate and consistent with the Equity Plan and the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The performance goals established by the Committee for this purpose will be intended to satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee will not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

The Compensation Committee must use objectively determinable performance goals based on one or more of the following criteria: Common Share price, earnings per Common Share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to the grantee’s business unit or the performance of the Company, a subsidiary or affiliate of the Company or the Company and its subsidiaries and affiliates as a whole, or any combination of the foregoing. Performance goals need not be uniform as among grantees.

Deferrals.     The Committee may permit or require grantees to defer receipt of the payment of cash or the delivery of Common Shares that would otherwise be due to the grantee in connection with a grant under the Equity Plan. Any deferrals under the Equity Plan will meet the requirements of Section 409A of the Code. The Committee will establish the rules and procedures applicable to any such deferrals.

Change of Control.     The Equity Plan provides that if a change of control occurs where the Company is not the surviving entity (or survives only as a subsidiary of another entity), unless the Committee determines otherwise, all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving entity (or a parent or subsidiary of the surviving entity), and other grants that remaining outstanding will be converted to similar grants of the surviving entity (or a parent or subsidiary of the surviving entity); provided, however, that if, as a result of a change of control, the board of directors of the surviving entity (or the parent, if the Company survives only as a subsidiary of another entity) immediately after the change of control will not consist of at least a majority of the members of the Board immediately prior to the change of control, then, unless the Committee determines otherwise, immediately prior to the change of control, all outstanding options and SARs shall automatically accelerate and become fully exercisable, the restrictions and conditions on all outstanding stock awards shall immediately lapse, and all stock units, performance shares, dividend equivalents and other stock-based awards shall be paid at their full value.

Notwithstanding the foregoing, in the event of a change of control, the Committee may also take any of the following actions with respect to outstanding grants: (a) determine that outstanding options and SARs will accelerate and become exercisable, in whole or in part, upon the change of control or upon such other event as the Committee determines, (b) determine that the restrictions and conditions on outstanding share awards will lapse, in whole or in part, upon the change of control or upon such other event as the Committee determines, (c) determine that grantees holding units will receive a redemption in settlement of such units and that dividend equivalents and other stock-based awards shall become fully payable in cash or Common Shares in amounts determined by the Committee, (d) require that grantees surrender their outstanding options and SARs in exchange for a payment by the Company, in cash or Common Shares as determined by the Committee, in an amount equal to the amount by which the then fair market value of the Common Shares subject to the grantee’s unexercised options and SARs exceeds the option price of the options or the base amount of SARs, as applicable, or (e) after giving grantees an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs at such time as the Committee deems appropriate.

Repricing of Options.     The Equity Plan includes a restriction providing that the Committee may not reprice options, nor may the Committee amend the Equity Plan to permit repricing of options, unless the shareholders of the Company provide prior approval for such repricing. Adjustments to the exercise price or number of Common Shares subject to an option to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a “repricing.”

Transferability.     The Committee may provide that a grantee may transfer NQSOs to family members of the grantee, one or more trusts in which family members of the grantee have more than 50% of the beneficial interest, foundations in which family members of the grantee (or the grantee) control the management of assets, or any other entity in which family members of the grantee (or the grantee) own more than 50% of the voting interests, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the grantee receives no consideration for the transfer of a NQSO and the transferred NQSO shall continue to be subject to the same terms and conditions as were applicable immediately before the transfer.

Except for NQSOs, as set forth above, no grant issued under the Equity Plan is transferable except by will or by the laws of descent and distribution.

Amendment and Termination of the Equity Plan.     The Board of Directors may amend or terminate the Equity Plan at any time, subject to shareholder approval if such approval is required under any applicable laws or stock exchange requirements. Unless earlier terminated by the Board of Directors, the Equity Plan will terminate on the day immediately preceding the tenth anniversary of its effective date.

Federal Income Tax Consequences

The Federal income tax consequences arising with respect to awards granted under the Equity Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Equity Plan. This discussion is intended for the information of shareholders considering how to vote at the Meeting and not as tax guidance to grantees in the Equity Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual Common Shares. Future appreciation on Common Shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the Common Shares are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.

Exceptions to these general rules may arise under the following circumstances: (a) if Common Shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (b) if an employee is granted an option that qualifies as an ISO, no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if Common Shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (c) the Company will not be entitled to a tax deduction for compensation attributable to awards granted to its chief executive officer and its other four most highly compensated officers, if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m) of the Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1,000,000, and (d) an award may be taxable to the recipient at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is before the delivery of the cash or shares in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly-held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. Options and SARs generally qualify if they are granted at fair market value and there is an individual limit under the plan. Stock awards, units, dividend equivalents and other stock-based awards will generally qualify for the performance-based exception under section 162(m) of the Code if such grants are contingent on the attainment of one or more objective performance goals. However, there is no requirement that these awards meet these requirements if they are granted under the Equity Plan. If they do not meet these requirements, the value of such awards will count toward the $1,000,000 limit for the affected individual.

The Equity Plan provides that the Company has the right to require the grantee of any award under the Equity Plan to pay to the Company an amount necessary for the Company to satisfy its federal, state or local tax withholding obligations with respect to such grants. The Company may withhold from other amounts payable to such individual an amount necessary to satisfy these obligations. The Compensation Committee may permit a grantee to satisfy the Company’s withholding obligation by having shares acquired pursuant to the grant withheld, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities. The Equity Plan also provides that the Committee may permit a grantee to satisfy the Company’s withholding obligation that exceeds the minimum applicable withholding rate by transferring to the Company previously acquired Common Shares.

Equity Compensation Plan Information

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2004.

Plan category(1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	520,376	$10.13	474,250

Equity compensation plans not ap- proved by security holders	—	—

Total(2)	520,376	$10.13	474,250

(1)
As of December 31, 2004, the Company had one equity compensation plan, the 1999 Stock Option Plan. This plan was approved by the Company’s sole shareholder on October 4, 1999 and was amended on June 18, 2003 to increase the number of options issuable under the plan to 1,000,000.

(2)
Does not include options to purchase 576,101 Common Shares of the Company that were issued in exchange for options to purchase common shares of the Bank in connection with the reorganization of the Company and the Bank in December 2004 (pursuant to which the Bank became a wholly-owned subsidiary of the Company).

PROPOSAL 3. APPROVAL OF ACCOUNTANTS

The Board of Directors unanimously recommends that the shareholders approve the selection of Grant Thornton LLP (“Grant Thornton”), independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2005. Representatives of Grant Thornton are expected to be present at the Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The following table presents the aggregate fees billed by Grant Thornton for each of the services listed below for each of the Company’s last two fiscal years.

	2004	2003

Audit Fees(1)	$221,688	$183,540	(2)
Audit-Related Fees(3)	3,490	—
Tax Fees(4)	25,669	13,000	(2)
All Other Fees(5)	—	—

Total	$250,847	$196,540

(1)
Audit fees consisted of the aggregate fees billed for professional services rendered by Grant Thornton in connection with its audit of the Company’s consolidated financial statements and its limited reviews of the unaudited consolidated interim financial statements that are normally provided in connection with statutory and regulatory filings or engagements for these fiscal years.

(2)
These fees also included services related to the separate audit of the Bank’s financial statements which was necessary in connection with the Bank’s initial public offering that was completed in February 2004.

(3)
Audit-related fees consisted of the aggregate fees billed for financial information systems design and implementation and assurance and related services rendered by Grant Thornton that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not disclosed under “Audit Fees” above.

(4)	Tax fees consisted of the aggregate fees billed for professional services rendered by Grant Thornton for tax compliance, tax advice and tax planning in 2004 and 2003.

(5)	All other fees would consist of the aggre- gate fees billed for pro- ducts and ser- vices provided by Grant Thorn- ton other than the services descri- bed un- der audit fees, audit-re- lated fees and tax fees; how- ever, no such products and ser- vices were provided in the relevant periods. (10)

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that public company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. None of the audit-related and tax services described above were subject to this Rule and the approval procedures set forth therein.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any other matters for action at the Meeting. However, if other matters do properly come before the meeting or any adjournment, postponement or continuation thereof, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment. For any other matter which may properly come before the meeting, the affirmative vote of the holders of at least a majority of the votes cast at the Meeting at which a quorum is present is required, either in person or by proxy, for approval, unless otherwise required by law.

Except as set forth in this section, all Common Shares and Preferred Shares represented by valid proxies received will be voted in accordance with the provisions of the proxy.

NON-DIRECTOR EXECUTIVE OFFICERS

Information is set forth below regarding the background of each of the Company’s executive officers who is not also a director. For the Company’s officers who are also directors, Betsy Z. Cohen and Frank M. Mastrangelo, this information can be found above under “Proposal 1. Election of Directors — Names of Directors, Principal Occupations and Other Information.”

Arthur M. Birenbaum, age 48, has been Executive Vice President-Commercial Loans and, before that, Senior Vice President-Commercial Loans of both the Company and the Bank since January 2001. From 1993 through December 2000, Mr. Birenbaum was at Jefferson Bank, ending as its Senior Vice President-Philadelphia Business Banking Lending Group, and serving as co-Chairman of its Government Lending Task Force, coordinator of asset-based lending and member of its Loan Production Oversight Committee. From 1987 through 1993 he was a Vice President of Commercial Lending for Meridian Bank and the Bank of Old York Road, and from 1980 through 1987 he was employed at Westinghouse Credit Corporation, General Electric Capital Corporation, Suburban Bank and First National Bank of Maryland in the Washington, D.C. metropolitan region.

Martin Egan, age 37, has been Senior Vice President and Chief Financial Officer of both the Company and the Bank since 1999. From 1994 through 1999, he was controller of Jefferson Bank of New Jersey and, from 1997, Vice President and Controller of Jefferson Bank. From 1992 to 1994, he was a senior accountant at Hitech Communications, Inc., a telecommunications company.

Scott R. Megargee, age 53, has been Executive Vice President and Chief Lending Officer of both the Company and the Bank since March 2000. Previously, he had been an officer with JeffBanks and Jefferson Bank since 1989, and was their Executive Vice President-Retail Lending from 1995 to March 2000. He also served as a director of Jefferson Mortgage, Inc., a mortgage lending subsidiary of JeffBanks.

Donald F. McGraw, Jr., age 48, has been Executive Vice President and Chief Credit Officer of both the Company and the Bank since 1999. From 1986 through 1998, he was a Senior Vice President-Credit Administration for Jefferson Bank. From 1977 to 1986, he was a bank examiner at the FDIC.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

Each non-employee director receives an annual retainer of $10,000 and receives $1,000 for each meeting of the board of directors he or she attends. Each non-employee director also receives $500 for each meeting of a committee of the board of directors he or she attends; the chairman of the audit committee receives $1,500 for each committee meeting attended, while the chairmen of the other committees receive $1,000 for each committee meeting attended. Subject to approval of the Equity Plan as described in Proposal 2 herein, one-half of the non-employee director fees will be paid in shares of common stock. Such shares will purchased on the open market and will not be restricted.

Executive Compensation

Information relating to the Company’s Compensation Committee and its policies related to the compensation of the Company’s executive officers is set forth in “Corporate Governance – Compensation Committee.” The following table sets forth information concerning the compensation paid in fiscal 2004, 2003 and 2002 to the chief executive officer and the four most highly compensated executive officers whose salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

	Annual compensation(1)			Long term compensation awards

Name and principal position	Year	Salary($)	Bonus($)	Securities underlying options(#)	All other compensation ($)

Betsy Z. Cohen	2004	169,615	200,000	201,241	—
Chief executive officer	2003	—	—	—	—
	2002	—	—	—	—

Frank M. Mastrangelo	2004	167,307	50,000	28,748	—
President and chief operating officer	2003	161,249	7,500	25,000	4,154
	2002	150,000	—	—	7,200

D. Gideon Cohen	2004	145,384	200,000	201,241	—
Chairman and chairman of the executive	2003	—	—	—	—
committee	2002	—	—	—	—

Scott R. Megargee	2004	166,730	—	2,874	—
Executive Vice President and Chief	2003	158,653	22,500	2,500	4,154
Lending Officer	2002	150,000	—	—	7,200

Arthur M. Birenbaum	2004	141,216	50,816	17,249	—
Executive Vice President-Commercial Loans	2003	138,742	58,646	20,000	3,462
	2002	129,182	44,074	—	6,000

(1)	Total compensation includes compensation paid separately by the Bank.

Option/SAR Grants in Last Fiscal Year

The Company did not grant any options in fiscal 2004. However, in February 2004, officers and directors of the Bank were granted options to purchase common stock of the Bank. Upon the reorganization of the Company and the Bank in December 2004 (pursuant to which the Bank became a wholly-owned subsidiary of the Company), these options were converted into options to purchase Company common stock on the basis of 1.15 options to purchase Company common stock for each 1 option to purchase Bank common stock. The Company’s

Chief Executive Officer and each of its other four most highly compensated officers received the following as-adjusted options: Betsey Z. Cohen, 201,241; D. Gideon Cohen, 201,241; Frank M. Mastrangelo, 28,748; Scott R. Megargee, 2,874; and Arthur M. Birenbaum, 17,249. These options vested in full in December 2004 and expire in February 2014.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

	Common shares acquired on exercise(#)	Value realized($)	Number of securities underlying unexercised options at fiscal year end(#) exercisable/unexercisable	Value of unexercised in-the-money options at fiscal year end($)(1) exercisable/unexercisable

Betsy Z. Cohen	—	—	351,241/—	$1,932,366/—
D. Gideon Cohen	—	—	291,241/—	1,572,366/—
Frank M. Mastrangelo	—	—	72,498/18,750	403,727/93,750
Scott R. Megargee	—	—	28,499/1,875	167,868/9,375
Arthur M. Birenbaum	—	—	34,749/12,500	193,487/75,000

(1)
Value of unexercised in-the-money options is calculated by subtracting the total exercise price from the fair market value of the securities underlying the options as of December 31, 2004 ($16.00 per share).

Employment Agreements

On April 20, 2005, the Company entered into an employment agreement with Betsy Z. Cohen, its Chief Executive Officer. The agreement has an effective date of January 1, 2005. The agreement with Mrs. Cohen provides that she will devote such time to the Company as is reasonably required to fulfill her duties. Under the agreement, Mrs. Cohen will receive an annual base salary to be determined by the Compensation Committee. Mrs. Cohen is also eligible for bonuses as determined by the Compensation Committee. The agreement has a term of five years that is automatically renewed so that, on any day that the agreement is in effect, it will have a then current term of five years. The Company may terminate Mrs. Cohen without cause or Mrs. Cohen may resign for good reason upon sixty days notice. Additionally, upon or after a change of control of the Company, the Company may terminate Mrs. Cohen without cause or she may resign for good reason upon sixty days notice. Upon any such termination or resignation, Mrs. Cohen will be entitled to receive only the amount due her under the Company’s severance pay plans, if any; provided that, if she executes a mutual release of claims with the Company, she will receive (a) a lump sum cash payment equal to one month of her base salary for each month she was employed by the Company, up to a maximum of five years, at the rate in effect immediately before her termination, and (b) a pro rated bonus, if any, for the year in which the termination occurs. Mrs. Cohen may also resign upon thirty days notice in which event no further payments are due other than accrued benefits. If Mrs. Cohen is disabled for ninety consecutive days in any twelve month period, the Company may terminate her employment. If Mrs. Cohen’s employment terminates on account of disability, (a) the vesting of the SERP described below will accelerate if the termination occurs at any time after January 1, 2008, (b) Mrs. Cohen will receive any amounts of salary or bonus earned, accrued and owing but not paid and (c) Mrs. Cohen will receive a pro rated bonus, if any, for the year in which the termination occurs. If Mrs. Cohen dies during her term of employment, the Company must pay her estate all amounts of salary and bonus earned, accrued and owing but not paid and a pro rated bonus, if any, for the year in which death occurs. The Company may terminate Mrs. Cohen’s employment at any time for cause. Upon any such termination for cause, Mrs. Cohen shall be entitled to any base salary and benefits accrued and earned before her termination.

The agreement defines “cause,” generally, as conviction of a felony, intentional and continuous failure to substantially perform duties or a breach of the confidentiality and intellectual property provisions of the agreement. The agreement defines “good reason,” generally, as the Company demoting Mrs. Cohen or materially reducing her duties, the Company requiring Mrs. Cohen to be based outside of Philadelphia, Pennsylvania, the failure of Mrs. Cohen to be elected to the Board of Directors or a material breach of the agreement by the Company. The agreement defines a “change of control,” generally, as having occurred if (a) any person becomes a beneficial owner of securities representing more than 25% of the voting power of the then outstanding securities or (b) the consummation of (i) a merger or consolidation of the Company where the directors of the Company immediately before the transaction constitute less than a majority of the board of directors of the surviving corporation or (ii) a sale or other disposition of all or substantially all of the assets of the Company or (c) during a period of two consecutive years, the incumbent directors cease for any reason to constitute at least two-thirds of the Board of Directors, provided that if either the election or nomination of any new director was approved by a vote of at least two-thirds of the incumbent directors before such election or nomination, the new director will be considered a member of the incumbent directors.

The employment agreement provides for the establishment of a SERP for Mrs. Cohen. Mrs. Cohen will be fully vested in the amount of the SERP benefit earned and the benefit will be fully accrued upon her attainment of age 70, upon the occurrence of a change of control or in the event that she is terminated by the Company without cause or resigns for good reason, as defined above. The employment agreement requires the Company to establish a trust to serve as the funding vehicle for the SERP benefits and to make contributions to the trust in such amounts or in such number of the Common Shares as the Company reasonably determines to be sufficient to provide the present value of the benefit as accrued at the time of the contribution. The value of this benefit is 100% of the average of Mrs. Cohen’s base salary over the 36 months during the term that provides the highest average. Upon a change of control of the Company, the Company has agreed to immediately contribute to the trust an amount sufficient to permit the full payment of the SERP benefit due to Mrs. Cohen at age 70. Notwithstanding the establishment of a trust, the Company’s obligation to pay the benefit constitutes a general, unsecured obligation of the Company, payable out of its general assets, and the assets of the trust will be available to pay the claims of the Company’s creditors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Bank has made, and expects that it will continue to make, loans in the ordinary course of business to its and the Company’s respective directors, executive officers, principal shareholders and their affiliates. At December 31, 2004, approximately $1.3 million in principal amount of these loans were outstanding. At December 31, 2004, all of these loans were current and did not involve more than normal risk of collectability. The Bank’s policy is that loans to its and the Company’s respective affiliates must be on the same terms as those prevailing for comparable transactions with other borrowers.

The Bank maintains deposits for various affiliated companies totaling approximately $41.8 million as of December 31, 2004. The majority of these deposits are short-term in nature and rates are consistent with market rates.

In fiscal 2004, the Bank paid Cohen Bros. & Company $9,200 for investment securities brokerage services. The Company also subleases space to Cohen Bros. & Company for $6,761 a month and provides information systems support services and telephone services to it for a fee of $1,000 per month for technical services and $3,600 a month for telephone system support services. Cohen Bros. paid the Company $55,000 in 2004 for technical and telephone system support services. D. Gideon Cohen, the Company’s Chairman and the Bank’s Vice Chairman, is the Chief Executive Officer and principal owner of Cohen Bros. Financial, LLC, which owns 100% of Cohen Bros. & Company, of which Mr. Cohen is also Chief Executive Officer.

In 2001, the Bank purchased a total of $2.7 million in loans from Resource America. The outstanding balance of these loans was approximately $2.0 million at December 31, 2004. Mrs. Cohen is the spouse of a director and former Chief Executive Officer of Resource America and the mother of its current President and Chief Executive Officer. D. Gideon Cohen, our Chairman, the Bank’s Vice Chairman and a son of Mrs. Cohen, is a former officer and director of Resource America.

The Company entered into a sublease and technical support agreement with RAIT Investment Trust commencing in October 2000. Under the sublease, RAIT pays the Company rent equal to 45% of the rent it pays, which is proportionate to the amount of space it leases from the Company, and an allocation of common area expenses. Under the technical support agreement the Company also provides information system support services and telephone services to RAIT for a fee of $5,000 a month. RAIT paid $60,000 to the Company in 2004 for information system support services and $49,000 for assistance in other technical support. Betsy Z. Cohen, the Company’s Chief Executive Officer and the Chairman and Chief Executive Officer of the Bank, is the Chairman and Chief Executive Officer of RAIT.

The Bank entered into an agreement with TRM ATM Corporation in September 2000 under which TRM installs, operates and services automated teller machines at various locations selected by the Bank. The Bank pays TRM a monthly rental fee of $195 for each machine. The Bank retains all fees and charges derived from the transactions conducted at the automated teller machine except for one automated teller machine situated with one of its affinity groups in which the Bank shares such fees and charges. The Bank currently leases seven machines under its agreement with TRM. The Bank paid $16,000 to TRM in 2004. TRM is a wholly-owned subsidiary of TRM Corporation. D. Gideon Cohen, the Company’s Chairman and Vice-Chairman of the Bank, is the Chairman of TRM Corporation. Edward E. Cohen, his father and the spouse of Betsy Z. Cohen, the Company’s Chief Executive Officer and Chairman and Chief Executive Officer of the Bank, is a director of TRM Corporation.

In February 2003, the Company entered into a lending relationship with The Richardson Group Inc., which is owned by entities with whom Betsy Z. Cohen, the Company’s Chief Executive Officer, and her spouse have controlling interests. The outstanding balance of the loan was $463,000 at December 31, 2004.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the index of the cumulative total shareholder return on the Common Shares for the measurement period commencing December 23, 2004 (the date the Company began trading on NASDAQ) and ending December 31, 2004 with the cumulative total returns of the Nasdaq Composite Index (“Nasdaq Composite”) and the Nasdaq Bank Stock Index. The following graph assumes that each index was 100 on the initial day of the relevant measurement period and that all dividends were reinvested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such reports.

Based solely on its review of the reports received by it, or representations from certain reporting persons that no filings were required for those persons, the Company believes that, before or during fiscal 2004, no officers, directors or beneficial owners failed to file reports of ownership and changes of ownership on a timely basis.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Under rules promulgated by the Securities and Exchange Commission, holders of Common and Preferred Shares who desire to submit proposals for inclusion in the proxy statement of the Company for its 2006 annual meeting of shareholders, subject to compliance with the eligibility standards specified in such rules, must submit such proposals to the Secretary of the Company by January 3, 2006. The proxy for the 2006 annual meeting of shareholders may confer discretionary authority to vote on any matters brought before that meeting where (a) the Company receives notice of the proposal before March 22, 2006 and advises shareholders in the 2006 proxy statement about the nature of the proposal and how management intends to vote on the proposal or (b) the Company has not received notice of the matter by March 22, 2006.

Shareholders who wish to submit their recommendations for director candidates to the Nominating and Governance Committee should send their written recommendation to the Company’s executive offices, attention: Nominating and Governance Committee Chairman. These shareholders must represent that they are shareholders of the Company and will remain so through the date of the relevant annual meeting of shareholders of the Company and include the written consent of the person so recommended to serve as a director if nominated and elected and to provide such information as the Nominating and the Governance Committee may request and a description of their background and qualifications. All shareholder recommendations received by the Nominating and Governance Committee will be reviewed at the first meeting of the Nominating and Governance Committee held after receipt of the recommendation. The Nominating and Governance Committee will consider nominees recommended by security holders for the 2006 annual meeting if submitted as described above by November 30, 2005 in order that the submission may be considered at the meeting of the Nominating and Governance Committee scheduled for January 2006.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company’s Annual Report on Form 10-K including financial statements and the schedules thereto. Any such request from a beneficial owner of the Company’s Common Stock must set forth a good faith representation that, as of the record date for this solicitation, April 25, 2005, the person making the request was the beneficial owner of the Company’s Common or Preferred Shares. Such written requests should be directed to the Company at 405 Silverside Road, Wilmington, Delaware 19809, Attention: Martin F. Egan.

Wilmington, Delaware
May 2, 2005

APPENDIX A

GUIDELINES OF THE BANCORP, INC. AUDIT COMMITTEE
FOR PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

The Audit Committee (the “Committee”) of The Bancorp, Inc. (“Bancorp”) has adopted the following guidelines regarding the engagement of Bancorp’s independent auditor to perform services for Bancorp:

For audit services, the independent auditor will provide the Committee with an engagement letter with respect to any fiscal year sufficiently in advance of the October quarterly meeting of the Committee immediately preceding that fiscal year, if practicable, and otherwise by the January quarterly meeting of the Committee in that fiscal year outlining the scope of the audit services proposed to be performed during that fiscal year, together with a fee proposal which may include a range of fees. If agreed to by the Committee, this engagement letter and associated fee(s) will be formally accepted by the Committee at either its October or January quarterly Committee meeting.

For non-audit services, Bancorp management will submit to the Committee for approval any non-audit services that it recommends the Committee engage the independent auditor to provide for any fiscal year. Bancorp management and the independent auditor will each confirm to the Committee that any non-audit service so submitted is permissible under all applicable legal requirements, including the listing requirements of NASDAQ. In addition to these planned non-audit services, a budget estimating the expense of any such non-audit service for that fiscal year will be provided. The Committee will approve both the permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to its Chairman or, if the Chairman is not reasonably available, any other member of the Committee, the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman or such other member, as the case may be, will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to Bancorp have been approved by the Committee. The Chief Financial Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least quarterly to the Audit Committee.

A-1

APPENDIX B

AUDIT COMMITTEE CHARTER

THE BANCORP, INC.
AUDIT COMMITTEE CHARTER
As of June 22, 2004

Purpose

The Audit Committee is appointed by the Board of Directors (“the Board”) of The Bancorp, Inc., a Delaware corporation (“Bancorp”) to assist the Board in monitoring (i) the integrity of the financial statements of Bancorp, including, without limitation, overseeing the accounting and financial reporting processes of Bancorp and the audits of the financial statements of Bancorp, (ii) the compliance by Bancorp with legal and regulatory requirements, including, without limitation, those of relevant bank holding company regulatory authorities and of the NASDAQ Stock Market, Inc. or any securities exchange or other interdealer automated quotation system on which Bancorp’s securities are traded (the “Relevant Trading Market”), (iii) the independent auditor’s qualifications and independence, and (iv) the performance of Bancorp’s internal audit function and independent auditors.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in Bancorp’s annual proxy statement if and when Bancorp’s common stock, or other equity securities, are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Relevant Trading Market and Section 301 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). At least one member of the Audit Committee shall have past experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent practicable, at least one member of the Audit Committee shall be an “audit committee financial expert” as that term is defined in rules promulgated by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act.

The Chairman and members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by Bancorp (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for Bancorp, and each such registered pubic accounting firm shall report directly to the Audit Committee. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors. The Audit Committee shall have the sole authority to preapprove any auditing service or non-audit service (as defined in the Sarbanes-Oxley Act) performed by the independent auditor as provided by Section 202 of the Sarbanes-Oxley Act. The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant preapprovals required under such Section. Each decision of any member to whom authority is so delegated to preapprove an activity under such Section shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may form and delegate authority to subcommittees when appropriate. The Audit Committee shall consult with management but shall not delegate these responsibilities to management.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may request any officer or employee of Bancorp or Bancorp’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions periodically. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with Bancorp’s investment bankers or financial analysts who follow Bancorp.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers to advise the Committee. Bancorp shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to (a) the registered public accounting firm employed by Bancorp for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for Bancorp and (b) any advisers employed by the Audit Committee and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in any regulatory or other filings, including (if Bancorp’s securities are registered under the Exchange Act) its annual report on Form 10-K.

2.
Review and discuss with management and the independent auditor Bancorp’s quarterly financial statements included in any regulatory or other filings, including (if Bancorp’s securities are registered under the Exchange Act) its quarterly report on Form 10-Q, including disclosures made in management’s discussion and analysis and including the results of the independent auditors’ reviews of the quarterly financial statements.

3.
Review and discuss with management and/or the independent auditor (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in Bancorp’s selection or application of accounting principles, and major issues as to the adequacy of Bancorp’s internal controls and any special audit steps adopted in light of material control deficiencies and (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on Bancorp’s financial statements.

4.
Discuss with management Bancorp’s earnings press releases, including the use (if any) of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Audit Committee need not discuss in advance each earnings release or each instance in which Bancorp may provide earnings guidance.

5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on or relating to Bancorp’s financial statements.

6.
Discuss with management Bancorp’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including Bancorp’s risk assessment and risk management policies. The Audit Committee must discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

7.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Review with the independent auditor any audit problems or difficulties and management’s response. In particular, discuss:

(a)	The adoption of, or changes to, Bancorp’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)	The management letter provided by the independent auditor and Bancorp’s response to that letter.

(c)
Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review the experience and qualifications of the senior members of the independent auditor team.

9.
Obtain and review a formal written statement from the outside auditors at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the auditor and Bancorp (to assess the auditor’s independence), consistent with Independent Standards Board Standard 1. Actively engage in a dialogue with the auditor with respect to disclosed relationships or services that may impact the objectivity and independence of the auditor. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditors. This evaluation should include the review and evaluation of the lead partner of the independent auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor.

10.
In addition to assuring the regular rotation of the lead audit partner as required by Section 203 of the Sarbanes-Oxley Act, consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

11.	Set policies for Bancorp’s hiring of employees or former employees of the independent auditor who were engaged on Bancorp’s account.

12.	Discuss with the national office of the independent auditor issues on which they were consulted by Bancorp’s audit team and matters of audit quality and consistency.

13.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of Bancorp’s Internal Audit Function

14.
Review Bancorp’s internal audit function to insure it is an appropriate control process for reviewing and approving Bancorp’s internal transactions and accounting, including any outsourcing of some or all of this function.

15.	Review the significant reports to management prepared by the internal auditors and management’s responses.

16.	Discuss with the independent auditor the internal audit function, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

17.
Obtain from the independent auditor assurance that no reporting obligation to management under Section 10A of the Securities Exchange Act of 1934 (“Section 10A”) has been triggered, including assurance that in the course of conducting its audit, the independent auditor did not detect or otherwise become aware of information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of Bancorp) has or may have occurred that would be required to be reported under Section 10A.

18.
Obtain reports from management, the Bancorp internal auditors, the independent auditor and legal advisers that Bancorp and its subsidiary entities are in conformity with applicable legal requirements and the Bancorp’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to Bancorp’s policies and procedures regarding compliance with applicable laws and regulations and with Bancorp’s Code of Business Conduct and Ethics.

19.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding Bancorp’s financial statements or accounting policies.

20.	Review the findings of any examination by regulatory agencies such as the SEC, Federal Reserve, FDIC, or the Delaware Banking Commissioner.

21.	Be familiar with Management’s response to regulatory examinations.

22.	Discuss with Bancorp’s counsel legal matters that may have a material impact on the financial statements or Bancorp’s compliance policies.

23.
Establish procedures for (i) the receipt, retention and treatment of complaints received by Bancorp regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of Bancorp of concerns regarding questionable accounting or auditing matters.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Bancorp’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX C

THE BANCORP, INC.
2005 OMNIBUS EQUITY COMPENSATION PLAN

1. Purpose

The purpose of the Plan is to provide designated (i) Employees of the Company and its Subsidiaries, (ii) Non-Employee Directors of the Company and its Subsidiaries, and (iii) Consultants who perform services for the Company and its Subsidiaries, with the opportunity to receive grants of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. The Company believes that the Plan will encourage the Participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the Participants with those of the stockholders.

2. Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a) “Board” means the Company’s Board of Directors as constituted from time to time.

(b) “Change of Control” means the first to occur of any of the following events:

          (i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

          (ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company; or

          (iii) After the date this Plan is approved by the stockholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means (i) with respect to Grants to Employees and Consultants, the Compensation Committee of the Board or its delegate or its successor, or such other committee appointed by the Board to administer the Plan or its delegate or its successor, and (ii) with respect to Grants made to Non-Employee Directors, the Board or its delegate. Notwithstanding the foregoing, with respect to Grants to Employees that are intended as “qualified performance-based compensation” (as defined under section 162(m) of the Code), as well as to Employees who are officers of the Company, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” (as defined under section 162(m) of the Code and related Treasury regulations) and “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act.

(e) “Company” means The Bancorp, Inc., a Delaware corporation.

(f) “Consultants” means advisors and consultants who perform services for the Employer.

(g) “Date of Grant” means the date a Grant is effective; provided, however, that no retroactive Grants will be made.

(h) “Dividend Equivalent” means an amount determined by multiplying the number of shares of Stock, Performance Shares or Stock Units subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date.

(i) “Effective Date” means June 16, 2005, subject to approval by the stockholders of the Company.

(j) “Employee” means an employee of an Employer (including an officer or director who is also an employee).

(k) “Employer” means the Company and any Subsidiary.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” of Stock is, (i) if the Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (B) if the Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines, or (ii) if the Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

(n) “Grant” means an Option, SAR, Stock Unit, Performance Share, Stock Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(o) “Grant Instrument” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(p) “Incentive Stock Option” means a stock option that is intended to meet the requirements of section 422 of the Code, as described in Section 7.

(q) “Non-Employee Director” means a member of the Board, or a member of the board of directors of a Subsidiary, who is not an employee of the Employer.

(r) “Nonqualified Stock Option” means a stock option that is not intended to meet the requirements of section 422 of the Code, as described in Section 7.

(s) “Option” means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Stock at an Option Price for a specified period of time.

(t) “Option Price” means an amount per share of Stock purchasable under an Option, as designated by the Committee.

(u) “Other Stock-Based Award” means any Grant based on, measured by or payable in Stock (other than Grants described in Sections 7, 8, 9, 10, 11 and 12), as described in Section 13.

(v) “Parent” means a “parent corporation,” as defined in section 424(e) of the Code, of the Company.

(w) “Participant” means an Employee or Non-Employee Director designated by the Committee to participate in the Plan.

(x) “Performance Shares” means an award of phantom shares, representing one or more shares of Stock, as described in Section 10.

(y) “Plan” means this The Bancorp, Inc. 2005 Omnibus Equity Compensation Plan, as in effect from time to time.

(z) “Stock” means the common stock, par value $1.00, of the Company or such other securities of the Company as may be substituted for Stock pursuant to Sections 5(d) or 18.

(aa) “SAR” means an award of a stock appreciation right, as described in Section 8.

(bb) “Stock Award” means an award of Stock, as described in Section 11.

(cc) “Stock Unit” means an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

(dd) “Subsidiary” means any entity in which the Company has a greater than 50% ownership interest. For purposes of Sections 7(c), (d) and (h), “Subsidiary” shall mean a “subsidiary corporation,” as defined in section 424(f) of the Code, of the Company.

(ee) “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 17.

3. Administration

(a) Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of employees of the Company appointed by the Committee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the Employees, Consultants and Non-Employee Directors to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 20, (v) adopt guidelines separate from the Plan that set forth the specific terms and conditions for Grants under the Plan, and (vi) deal with any other matters arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

4. Grants

Grants under the Plan may consist of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee in separate guidelines or to the individual in the Grant Instrument or an amendment to the guidelines or Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgment, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5. Shares of Stock Subject to the Plan

(a) Shares Authorized. The total aggregate number of shares of Stock that may be issued or transferred under the Plan is 1,000,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Stock or reacquired shares of Stock, including shares purchased by the Company on the open market for purposes of the Plan. Grants paid in cash shall not count against the foregoing share limits.

(b) Share Counting. For administrative purposes, when the Committee makes a Grant payable in Stock, the Committee shall reserve shares of Stock equal to the maximum number of shares of Stock that may be payable under the Grant. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, Performance Shares, Dividend Equivalents or Other Stock-Based Awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such Grants which have not been issued shall again be available for purposes of the Plan. Shares of Stock surrendered in payment of the Option Price of an Option or withheld for purposes of satisfying the Employer’s minimum tax withholding obligations with respect to Grants under the Plan shall again be available for issuance or transfer under the Plan. To the extent that any Grants are paid in cash, and not in shares of Stock, any shares previously reserved for issuance or transfer pursuant to such Grants shall again be available for issuance or transfer under the Plan.

(c) Individual Limits. All Grants under the Plan, other than Dividend Equivalents, shall be expressed in shares of Stock. The maximum aggregate number of shares of Stock with respect to which all Grants, other than Dividend Equivalents, may be made under the Plan to any individual during any calendar year shall be 500,000 shares, subject to adjustment as described below. The maximum aggregate number of shares of Stock with respect to all Grants, other than Options, SARs and Dividend Equivalents, that may be made under the Plan to any individual during a calendar year shall be 250,000 shares, subject to adjustment as described below. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $1,000,000. The individual limits described in this subsection (c) shall apply without regard to whether the Grants are to be paid in Stock or in cash. All cash payments (other than Dividend Equivalents) shall equal the Fair Market Value of the shares of Stock to which the cash payment relates.

(d) Adjustments. If there is any change in the number or kind of shares of Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Stock available for issuance under the Plan, the maximum number of shares of Stock for which any individual may receive pursuant to Grants in any year, the number of shares covered by outstanding Grants, the kind of shares to be issued or transferred under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

6. Eligibility for Participation

(a) Eligible Persons. All Employees, including persons who have accepted employment with the Employer and Employees who are officers or members of the Board, and all Non-Employee Directors shall be eligible to participate in the Plan. Consultants are eligible to participate in the Plan if they perform bona fide services for the Employer, the services are not in connection with the offer or sale of securities in a capital-raising transaction, and the Consultants do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Participants. The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the terms and conditions of the Grant and the number of shares of Stock subject to each Grant.

7. Options

(a) General Requirements. The Committee may grant Options to an Employee, Consultants or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7.

(b) Number of Shares. The Committee shall determine the number of shares of Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(c) Type of Option and Price.

          (i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options may be granted only to Employees of the Company or its Parent or Subsidiaries. Nonqualified Stock Options may be granted to Employees, Consultants and Non-Employee Directors.

          (ii) The Option Price shall be determined by the Committee and may be equal to or greater than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the Option Price is not less than 110% of the Fair Market Value on the Date of Grant.

(d) Option Term. The Committee shall determine the term of each Option. The term of an Option shall not exceed ten years from the Date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary, may not have a term that exceeds five years from the Date of Grant.

(e) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing service to, the Employer. The Committee shall specify in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company or its designated agent. The Participant shall pay the Option Price and any withholding taxes for the Option (i) in cash or by certified check, (ii) with the approval of the Committee, by delivering shares of Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Option Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Stock having an aggregate Fair Market Value on the date of exercise equal to the Option Price, (iii) in cash, on the T+3 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the Participant exercises the Option through an irrevocable agreement with a registered broker and the payment is made in accordance with procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Committee may approve, to the extent permitted by applicable law. Shares of Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a Parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

8. SARs

(a) General Requirements. The Committee may grant SARs to any Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Fair Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described below in Section 8(c).

(b) Terms of SARs. The Committee shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or any time thereafter while the Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable.

(c) Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted.

(d) Payment With Respect to SARs. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, in Stock, or in a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Stock to be received, Stock shall be valued at its Fair Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(e) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain SARs after termination of the Participant’s employment or service, and the circumstances under which SARs may be forfeited.

9. Stock Units

(a) General Requirements. The Committee may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Stock, or in a combination of the two, as determined by the Committee. The Grant Instrument shall specify the maximum number of shares that shall be paid under the Stock Units.

(d) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

10. Performance Shares

(a) General Requirements. The Committee may grant Performance Shares to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 10. Each Performance Share shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock, if specified performance goals are met. All Performance Shares shall be credited to accounts on the Company’s records for purposes of the Plan.

(b) Terms of Performance Shares. The Committee shall establish the performance goals and other conditions for payment of Performance Shares. Performance Shares may be paid at the end of a specified performance or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Performance Shares to be granted and the requirements applicable to such Performance Shares.

(c) Payment With Respect to Performance Shares. Payment with respect to Performance Shares shall be made in cash, in Stock, or in a combination of the two, as determined by the Committee. The Committee shall establish in the Grant Instrument a target amount to be paid under a Performance Share based on achievement of the performance goals.

(d) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain Performance Shares after termination of the Participant’s employment or service, and the circumstances under which Performance Shares may be forfeited.

11. Stock Awards

(a) General Requirements. The Committee may issue or transfer shares of Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 11. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

(b) Number of Shares. The Committee shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such shares.

(c) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(d) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 17. Each certificate, or electronic book entry equivalent, for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Committee may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. The Committee may determine that a Participant’s entitlement to dividends or other distributions with respect to a Stock Award shall be subject to achievement of performance goals or other conditions.

12. Dividend Equivalents

(a) General Requirements. When the Committee makes a Grant under the Plan, the Committee may grant Dividend Equivalents in connection with such Grants, under such terms and conditions as the Committee deems appropriate under this Section 12. Dividend Equivalents may be paid to Participants currently or may be deferred, as determined by the Committee. All Dividend Equivalents that are not paid currently shall be credited to accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units for the Participant, as determined by the Committee. Unless otherwise specified in the Grant Instrument, deferred Dividend Equivalents will not accrue interest. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals.

(b) Payment with Respect to Dividend Equivalents. Dividend Equivalents may be payable in cash or shares of Stock or in a combination of the two, as determined by the Committee.

13. Other Stock-Based Awards

The Committee may grant other awards that are cash-based or based on, measured by or payable in Stock to Employees, Consultants or Non-Employee Directors, on such terms and conditions as the Committee deems appropriate under this Section 13. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Instrument.

14. Qualified Performance-Based Compensation

(a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code. The provisions of this Section 14 shall apply to any such Grants that are to be considered “qualified performance-based compensation” under section 162(m) of the Code. To the extent that Grants of Stock Units,

Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards designated as “qualified performance-based compensation” under section 162(m) of the Code are made, no such Grant may be made as an alternative to another Grant that is not designated as “qualified performance based compensation” but instead must be separate and apart from all other Grants made.

(b) Performance Goals. When Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

(c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: Stock price, earnings per share of Stock, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to the Participant’s business unit or the performance of the Company, a Subsidiary, or the Company and its Subsidiaries as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.

(d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e) Certification of Results. The Committee shall certify and announce the results for the performance period to all Participants after the Company announces the Company’s financial results for the performance period. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the terms of each Grant Instrument.

(f) Death, Disability or Other Circumstances. The Committee may provide in the Grant Instrument that Grants shall be payable, in whole or in part, in the event of the Participant’s death or disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

15. Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for such deferrals. Any deferrals under the Plan shall meet the requirements of section 409A of the Code, and any corresponding regulations and guidance.

16. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Participant or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. In addition, with respect to any required tax withholding amount that exceeds the minimum applicable withholding tax rate, the Committee may permit a Participant to satisfy such tax withholding obligation with respect to such excess amount by providing that the Participant may elect to deliver to the Company shares of Stock owned by the Participant that have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company. The elections described in this subsection (b) must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

17. Transferability of Grants

(a) In General. Except as provided in this Section 17, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of the Plan. A Successor Participant must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide in a Grant Instrument that a Participant may transfer Nonqualified Stock Options to family members of the Participant, one or more trusts in which family members of the Participant have more than 50% of the beneficial interest, foundations in which family members of the Participant (or the Participant) control the management of assets, or any other entity in which family members of the Participant (or the Participant) own more than 50% of the voting interests, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

18. Consequences of a Change of Control

(a) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation); provided, however, that if, as a result of a Change of Control, the board of directors of the surviving corporation (or the parent, if the Company survives only as a subsidiary of another corporation) immediately after the Change of Control will not consist of at least a majority of the members of the Board immediately prior to the Change of Control, then, unless the Committee determines otherwise, immediately prior to the Change of Control, all outstanding Options and SARs shall automatically accelerate and become fully exercisable, the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and all Stock Units, Performance Shares, Dividend Equivalents and Other Stock-Based Awards shall be paid at their full value.

(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Committee determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Committee determines, (iii) determine that Grantees holding Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards shall receive a payment in settlement of such Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards in an amount determined by the Committee, (iv) require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Stock, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Stock subject to the Participant’s unexercised

Options and SARs exceeds the Option Price of the Options or the base amount of SARs, as applicable, or (v) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption or acceleration pursuant to subsection (a)).

19. Requirements for Issuance of Shares

No shares of Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

20. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Grant previously made to the Participant, unless such right has been reserved in the Plan or the Grant Instrument, or except as provided in Section 21(b) below.

(b) No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, the Committee may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing.

(c) Stockholder Approval for “Qualified Performance-Based Compensation.” If Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards are granted as “qualified performance-based compensation” under Section 14 above, the Plan must be reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 14, if additional Grants are to be made under Section 14 and if required by section 162(m) of the Code or the regulations thereunder.

(d) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

21. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants comply with the applicable provisions of sections 162(m), 409A and 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or sections 162(m), 409A or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 162(m), 409A or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. Neither the Company or any other Employer shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other Employer and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company or any other Employer. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Rights of Participants. Nothing in this Plan shall entitle any Employee, Consultant, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g) Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

THE BANCORP, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS OF THE BANCORP, INC.

     The undersigned hereby appoints Betsy Z. Cohen, Frank M. Mastrangelo and Martin F. Egan, and each of them, as and for the proxies of the undersigned, each with the power to appoint such proxy’s substitute, and hereby authorizes them, or either of them, to vote all of the Common Shares and Series A Preferred Shares held of record by the undersigned on April 25, 2005 at the Annual Meeting of Shareholders of The Bancorp, Inc., to be held on June 15, 2005 and at any and all adjournments, postponements or continuations thereof as set forth on the reverse side hereof. Each of Proposals 1-3 in this proxy is proposed by The Bancorp, Inc.

(continued and to be signed on the reverse side)

PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ?

1. ELECTION OF DIRECTORS

FOR ALL NOMINEES	Nominees:

Betsy Z. Cohen
D. Gideon Cohen
Walter T. Beach
WITHHOLD AUTHORITY	Michael J. Bradley
FOR ALL NOMINEES	Matthew Cohn
Leon A. Huff
William H. Lamb
Frank M. Mastrangelo
FOR ALL EXCEPT	James J. McEntee III
(See instructions below)	Linda Schaeffer
Joan Specter
Steven Stein

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee for whom you wish to withhold authority to vote, as shown here

2. PROPOSAL TO ADOPT THE BANCORP, INC. 2005 OMNIBUS EQUITY COMPENSATION PLAN (THE “EQUITY PLAN”).

FOR AGAINST ABSTAIN

3. PROPOSAL TO APPROVE THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2005 FISCAL YEAR.

FOR AGAINST ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED, FOR THE ADOPTION OF THE EQUITY PLAN AND FOR APPROVAL OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE BANCORP, INC. FOR FISCAL 2005. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF. BY EXECUTING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

Please check the box if you plan to attend the meeting:

     To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________________	Date: __________________________
Signature of Shareholder

______________________________	Date: __________________________
Signature of Shareholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.